LISANTI SMALL CAP GROWTH FUND (the “Fund”)

Supplement dated July 24, 2020 to the Prospectus dated May 1, 2020

1.	In the section entitled, “Principal Investment Strategies,” beginning on page 1 of the Prospectus, the second sentence is hereby deleted in its entirety and replaced with the following:

Smaller companies are generally defined by the Adviser as those with market capitalizations in the range of $16 million to $12.3 billion, which was the three-year average minimum and maximum market capitalizations of companies in the Russell 2000 Growth® Index as of May 31 of the three preceding years.
2.
In the section entitled, “Additional Information Regarding Principal Investment Strategies,” beginning on page 6 of the Prospectus, the third sentence is hereby deleted in its entirety and replaced with the following:

Smaller companies are generally defined by the Adviser as those with market capitalizations in the range of $16 million to $12.3 billion, which was the three-year average minimum and maximum market capitalizations of companies in the Russell 2000 Growth® Index as of May 31 of the three preceding years.
3.	In the section entitled, “Transactions Through Financial Intermediaries” on page 14 of the Prospectus, the following is hereby inserted as the second paragraph:

The Fund’s shares may be available on certain brokerage platforms. An investor transacting in the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

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For more information, please contact a Fund customer service representative toll free at
(800) 441-7031 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.